Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders Equity Note [Abstract]
Stockholders' Equity
Note 10 – Stockholders’ Equity

On March 4, 2013, the Company filed a Registration Statement on Form S-1 in connection with a $3 million rights offering (the “Rights Offering”).  On April 17, 2013, the Company’s Registration Statement on Form S-1 related to the Rights Offering was declared effective by the SEC.

The Rights Offering commenced on April 17, 2013 and expired on May 17, 2013.  All of the Company’s stockholders and warrant holders were eligible to participate in the Rights Offering on a pro rata basis based upon their proportionate ownership of the Company’s common stock on a fully-diluted basis.  Pursuant to the Rights Offering, the Company distributed to holders of its common stock and/or warrants one non-transferable subscription right for each share of common stock, and each share of common stock underlying a warrant, held as of April 4, 2013.  Each right entitled the holder to purchase 0.18776 of a share of the Company’s common stock at a subscription price of $0.60 per share.  The Company rounded up any fractional shares to the nearest whole share.

On May 22, 2013, the Company completed its Rights Offering which resulted in the issuance of 5,000,000 shares for gross proceeds of $3.0 million.  The aggregate net proceeds were approximately $1.4 million, after deducting the repayment of the $1.3 million February 2013 senior secured note, plus $46,800 of accrued interest thereon, issued to Lambda Investors, LLC, the payment of an 8% sourcing transaction fee of $104,000 with respect to the February 2013 senior secured note and an aggregate of $100,000 for reimbursement of Lambda Investors’ legal fees incurred in connection with the February 2013 senior secured note and the Rights Offering. Those payments totaling $204,000 are reflected as amortization of debt discount.